UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07857
Oppenheimer Commodity Strategy Total Return Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

December 31, 2010

Oppenheimer Commodity Strategy Total Return Fund®

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Sector Allocation of Commodity-Linked Investments
Energy	66%
Agriculture	18
Industrial Metals	9
Livestock	4
Precious Metals	3
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and represent the relative economic exposure, by sector, of the Fund’s commodity-linked investments. Commodity-linked investments are investments whose return is based upon the price movements (whether up or down) of a particular commodity or basket of commodities. The Fund’s allocation of its investments within each sector of the S&P GSCI may differ (at times, significantly) from the sector weightings of the S&P GSCI. The Fund is not an index fund.
Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on the total market value of investments.
7  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended December 31, 2010, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the twelve-month period ended December 31, 2010, the Fund’s Class A shares (without sales charge) returned 8.61%. In comparison, the S&P GSCI (the “Index”) returned 9.03%. The Fund’s performance reflects the effects of the Fund’s business and operating expenses which were higher relative to the Index, whose performance does not reflect transaction costs, fees, expenses or taxes, and which investors cannot directly purchase.
     Most sectors of the Index had positive gains for the reporting period. A falling U.S. dollar, a continued strengthening in prices in most commodity-related sectors and optimism about the burgeoning global economic recovery all positively contributed to results. At period end, the Fund held similar allocations to the Index — 66% of the Fund’s economic exposure through commodity-linked investments was allocated to energy, 18% to agriculture, 9% to industrial metals, 4% to livestock and 3% to precious metals.
     The largest weighting, energy, underperformed for 2010, relative to other commodity-related investments. The sector return for the Index was 1.91% for the year, although performance picked up in the fourth quarter. The retail price of gas in the U.S. rose 14.13% in the fourth quarter, finishing the period at $3.07 per gallon. Earlier in the period, unleaded gas consumption remained relatively weak and inventories remained higher. However, over the fourth quarter, consumption increased and inventories declined, resulting in a strong gain for unleaded gas to close the period.
     Agriculture and precious metals were the top performing sectors of the Index during the reporting period. Agriculture, which was the Fund’s second largest commodity-linked investment at period end, produced a total return of 34.19% for the Index. Corn, which constitutes the largest weight of the sector, had a strong 2010 due to many factors, including strong global demand for corn. The precious metals sector produced a total return of 34.46% for the year. Silver posted an impressive rally during the reporting period, and was the primary contributor to the precious metals sector’s strong performance. Gold also performed well during the period and contributed to the sector’s outperformance. Due to its relatively smaller weighting within the Index, this sector’s strong performance was somewhat muted in terms of its contribution to the Index’s total return.
     Industrial metals also performed well for the Index, with a total return of 16.73% during the period. Copper, the largest allocation of the industrial metals sector, was the greatest contributor to the sector’s positive total return. A number of factors benefited copper’s performance during the period, including supply disruptions in Chile, the largest exporter
8  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

of copper in the world. Similar to corn, China witnessed an increase in demand for copper, thus increasing global demand for it during the year. Lastly, livestock produced a total return of 10.49% for the Index during the period. Cattle drove the positive performance of this sector, while lean hogs lagged.
     Please keep in mind that the Fund’s commodity-linked investments provide exposure to the investment returns of commodities markets without investing directly in physical commodities. The portfolio managers generally allocate the Fund’s commodity-linked investments among a variety of different commodity sectors, based on the weightings of the components of the Index. The Fund is not an “index” Fund, however, and while index comparisons may be useful to provide a benchmark for the Fund’s performance, its investment allocations and performance will usually differ from the weightings and performance of the Index.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from the inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P Goldman Sachs Commodity Index (S&P GSCI™). The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
9  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
1.	The Fund changed its fiscal year end from August to December.
11  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
1.	The Fund changed its fiscal year end from August to December.
13  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 15 for further information.
1.	The Fund changed its fiscal year end from August to December.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the Fund’s summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. Please note that the Fund invests in derivative instruments and uses leverage, which entails potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this risk.
Class A shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/31/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
15  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2010	December 31, 2010	December 31, 2010

Actual
Class A	$1,000.00	$1,221.90	$6.68
Class B	1,000.00	1,214.10	11.61
Class C	1,000.00	1,215.20	11.05
Class N	1,000.00	1,219.20	8.14
Class Y	1,000.00	1,225.70	4.61

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.21	6.07
Class B	1,000.00	1,014.77	10.57
Class C	1,000.00	1,015.27	10.06
Class N	1,000.00	1,017.90	7.40
Class Y	1,000.00	1,021.07	4.19
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2010 are as follows:

Class	Expense Ratios

Class A	1.19%
Class B	2.07
Class C	1.97
Class N	1.45
Class Y	0.82
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
17  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS December 31, 2010

	Shares	Value

Wholly-Owned Subsidiary—24.2%
RAF Fund Ltd.[1,2] (Cost $466,028,172)	4,000,000	$427,347,393

	Principal Amount

Asset-Backed Securities—0.0%
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[3,4] (Cost $398,721)	$405,715	48,686

U.S. Government Obligations—10.0%
U.S. Treasury Bills:
0.196%, 4/7/11	4,000,000	3,998,672
0.315%, 5/5/11	11,000,000	10,994,896
0.259%, 11/17/11	3,000,000	2,993,772
U.S. Treasury Nts.:
0.375%, 10/31/12	6,000,000	5,982,660
0.625%, 7/31/12	5,000,000	5,014,430
0.75%, 11/30/11-5/31/12	15,000,000	15,065,655
0.875%, 1/31/11-2/29/12	62,500,000	62,657,710
1%, 7/31/11-7/15/13	36,500,000	36,715,033
1.125%, 12/15/11	5,000,000	5,038,480
1.375%, 3/15/12-10/15/12	18,000,000	18,244,844
1.75%, 8/15/12	5,000,000	5,103,515
4.25%, 1/15/11	2,000,000	2,002,812
5%, 8/15/11	3,500,000	3,603,359

Total U.S. Government Obligations (Cost $177,027,204)		177,415,838

Corporate Bonds and Notes—0.0%
Bank United, 8% Unsec. Sub. Nts., Series A, 3/15/09[2,3] (Cost $6,928,492)	6,938,000	26,018

Hybrid Instruments—19.2%
Commodity-Linked Securities—19.2%
AB Svensk Eksportkredit:
S&P GSCI ER Index Linked Nts., 0.022%, 6/9/11[5,6]	23,000,000	41,257,423
S&P GSCI Industrial Metals ER Index Linked Nts., 0.032%, 6/21/11[5,7]	23,000,000	54,358,200
Cargill, Inc.:
S&P GSCI ER Index Linked Nts., 0.804%, 3/2/11[6]	47,000,000	66,627,905
S&P GSCI TR Index Linked Nts., 0.719%, 2/7/12[6,8]	30,000,000	31,551,720
Morgan Stanley, S&P GSCI TR Index Linked Nts., 0%, 3/9/11[4,5,6,9]	20,000,000	27,746,140
Societe Generale Commodities Products LLC:
S&P GSCI TR Index Linked Nts., 0.261%, 1/25/11[4,5,6]	15,000,000	22,782,015
S&P GSCI TR Index Linked Nts., 0.265%, 4/8/11[4,5,6]	32,000,000	41,894,432
18  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

	Principal
	Amount	Value

Commodity-Linked Securities Continued
UBS:
S&P GSCI Gold TR Index Linked Nts., 0.111%, 1/26/12[4,5,10]	$10,000,000	$10,734,100
S&P GSCI TR Index Linked Nts., 0.111%, 1/26/12[5,6,11]	40,000,000	42,492,440

Total Hybrid Instruments (Cost $240,000,000)		339,444,375

Short-Term Notes—4.4%
Federal Home Loan Bank:
0.001%, 1/3/11	5,000,000	5,000,000
0.10%, 1/7/11	5,000,000	4,999,867
0.15%, 1/12/11	20,000,000	19,998,533
0.15%, 2/4/11	5,000,000	4,999,244
0.16%, 3/23/11	2,000,000	1,999,604
0.19%, 4/15/11	10,000,000	9,997,170
0.21%, 2/25/11	20,000,000	19,993,736
0.21%, 6/3/11	5,000,000	4,996,855
0.21%, 3/11/11	5,000,000	4,999,164

Total Short-Term Notes (Cost $76,978,515)		76,984,173

	Shares

Investment Companies—43.8%
JPMorgan U.S. Treasury Plus Money Market Fund,
Agency Shares, 0.00%[9,12]	428,177	428,177
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[1,12]	772,568,266	772,568,266

Total Investment Companies (Cost $772,996,443)		772,996,443
Total Investments, at Value (Cost $1,740,357,547)	101.6%	1,794,262,926
Liabilities in Excess of Other Assets	(1.6)	(28,101,737)

Net Assets	100.0%	$1,766,161,189

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

OFI Liquid Assets Fund, LLC	—	58,111,500	58,111,500	—
Oppenheimer Institutional
Money Market Fund, Cl. E	653,342,355	866,205,633	746,979,722	772,568,266
RAF Fund Ltd.[b]	4,000,000	—	—	4,000,000
19  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$181	[a]
Oppenheimer Institutional
Money Market Fund, Cl. E	772,568,266	1,716,593
RAF Fund Ltd.[b]	427,347,393	—

	$1,199,915,659	$1,716,774

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

b.	Investment in a wholly-owned subsidiary. See Note 1 of accompanying Notes and individual financial statements of the entity included herein beginning on page 58.

2.	Non-income producing security.

3.	Issue is in default. See Note 1 of the accompanying Notes.

4.	Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $103,205,373, which represents 5.84% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Date	Cost	Value	(Depreciation)

Morgan Stanley, S&P GSCI TR Index Linked
Nts., 0%, 3/9/11	2/23/10	$20,000,000	$27,746,140	$7,746,140
NC Finance Trust, Collateralized Mtg. Obligation
Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	8/10/10	398,721	48,686	(350,035)
Societe Generale Commodities Products LLC,
S&P GSCI TR Index Linked Nts., 0.261%, 1/25/11	9/22/09	15,000,000	22,782,015	7,782,015
Societe Generale Commodities Products LLC,
S&P GSCI TR Index Linked Nts., 0.265%, 4/8/11	3/3/10	32,000,000	41,894,432	9,894,432
UBS, S&P GSCI Gold TR Index Linked
Nts., 0.111%, 1/26/12	12/22/10	10,000,000	10,734,100	734,100

		$77,398,721	$103,205,373	$25,806,652

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Security is linked to the S&P GSCI, the S&P GSCI Excess Return Index or the S&P GSCI Total Return Index. The indexes currently contain twenty-eight commodities contracts from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

7.	Security is linked to the S&P GSCI Industrial Metals Excess Return Index. The index currently contains five commodities from the industrial metals sector. Individual components in the index are weighted by their respective world production values.

8.	When-issued security or delayed delivery to be delivered and settled after December 31, 2010. See Note 1 of the accompanying Notes.

9.	Interest rate is less than 0.0005%.

10.	Security is linked to the S&P GSCI Gold Total Return Index. The index consists entirely of the gold component of the S&P GSCI.

11.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $42,492,440 or 2.41% of the Fund’s net assets as of December 31, 2010.

12.	Rate shown is the 7-day yield as of December 31, 2010.
20  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3 –
	Level 1 –	Level 2 –	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$427,347,393	$—	$427,347,393
Asset-Backed Securities	—	48,686	—	48,686
U.S. Government Obligations	—	177,415,838	—	177,415,838
Corporate Bonds and Notes	—	26,018	—	26,018
Hybrid Instruments	—	339,444,375	—	339,444,375
Short-Term Notes	—	76,984,173	—	76,984,173
Investment Companies	772,996,443	—	—	772,996,443

Total Assets	$772,996,443	$1,021,266,483	$—	$1,794,262,926

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$(351,239,713)	$351,239,713

*	Transferred from Level 1 to Level 2 as the current market for the Security is not considered active.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.
21  |  OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $501,761,109)	$594,347,267
Affiliated companies (cost $772,568,266)	772,568,266
Wholly-owned subsidiary (cost $466,028,172)	427,347,393

1,794,262,926
Receivables and other assets:
Shares of beneficial interest sold	4,383,547
Interest and dividends	1,040,620
Other	39,673

Total assets	1,799,726,766

Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	30,000,000
Shares of beneficial interest redeemed	2,546,647
Transfer and shareholder servicing agent fees	373,742
Distribution and service plan fees	331,950
Shareholder communications	223,309
Trustees’ compensation	22,132
Other	67,797

Total liabilities	33,565,577

Net Assets	$1,766,161,189

Composition of Net Assets
Par value of shares of beneficial interest	$482,783
Additional paid-in capital	2,574,320,259
Accumulated net investment loss	(258,155,093)
Accumulated net realized loss on investments	(604,392,139)
Net unrealized appreciation on investments	53,905,379

Net Assets	$1,766,161,189

22 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $439,203,915 and 120,117,299 shares of beneficial interest outstanding)	$3.66
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$3.88

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,488,644 and 6,467,988 shares of beneficial interest outstanding)	$3.63

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $86,502,524 and 24,145,180 shares of beneficial interest outstanding)	$3.58

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,175,774 and 5,035,440 shares of beneficial interest outstanding)	$3.61

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,198,790,332 and 327,017,044 shares of beneficial interest outstanding)	$3.67
See accompanying Notes to Financial Statements.
23 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income
Dividends:
Unaffiliated companies	$26
Affiliated companies	1,716,593
Interest	1,558,827
Income from investment of securities lending cash collateral — net, affiliated companies	181
Other income	38,352

Total investment income	3,313,979

Expenses
Management fees	12,386,748
Distribution and service plan fees:
Class A	1,013,147
Class B	235,046
Class C	809,692
Class N	79,744
Transfer and shareholder servicing agent fees:
Class A	1,864,861
Class B	241,954
Class C	466,739
Class N	111,775
Class Y	2,212,646
Shareholder communications:
Class A	102,259
Class B	19,097
Class C	30,281
Class N	5,106
Class Y	180,612
Custodian fees and expenses	39,355
Trustees’ compensation	31,985
Administration service fees	1,500
Other	174,268

Total expenses	20,006,815
Less waivers and reimbursements of expenses	(4,890,860)

Net expenses	15,115,955

Net Investment Loss	(11,801,976)
24 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$116,891,415
Wholly-owned subsidiary	(12,323,686)
Increase from payment by affiliate	10,101

Net realized gain	104,577,830
Net change in unrealized appreciation/depreciation on investments	47,682,226

Net Increase in Net Assets Resulting from Operations	$140,458,080

See accompanying Notes to Financial Statements.
25 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009[1]

Operations
Net investment loss	$(11,801,976)	$(5,268,288)
Net realized gain (loss)	104,577,830	(166,606,037)
Net change in unrealized appreciation/depreciation	47,682,226	300,779,414

Net increase in net assets resulting from operations	140,458,080	128,905,089

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,369,312)	—
Class B	(154,790)	—
Class C	(696,709)	—
Class N	(234,778)	—
Class Y	(21,844,543)	—

	(29,300,132)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(40,899,392)	93,433,168
Class B	(6,269,975)	(2,926,031)
Class C	(8,557,886)	10,054,832
Class N	619,637	2,669,901
Class Y	278,967,246	399,899,376

	223,859,630	503,131,246

Net Assets
Total increase	335,017,578	632,036,335
Beginning of period	1,431,143,611	799,107,276

End of period (including accumulated net investment loss of $258,155,093 and $217,085,928, respectively)	$1,766,161,189	$1,431,143,611

1.	As of January 1, 2010, the Fund’s method of determining its cost basis for investments in the Subsidiary was changed to average cost basis. The realized loss and changes in the unrealized appreciation/depreciation for the year ended December 31, 2009 have been restated to reflect the retrospective effect of this change. See Note 1 of the accompanying Notes to Financial Statements.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

								Year Ended
					Year Ended December 31,			August 31,
Class A	2010	2009		2008	2007	2006[1]		2006

Per Share Operating Data
Net asset value, beginning of period	$3.42	$3.11		$7.51	$6.52	$7.82		$9.59

Income (loss) from investment operations:
Net investment income (loss)[2]	(.03)	(.02)		.17	.18	.07		.24
Net realized and unrealized gain (loss)	.32	.33		(4.29)	1.80	(1.14)		(1.17)

Total from investment operations	.29	0.31		(4.12)	1.98	(1.07)		(.93)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—		(.28)	(.99)	(.23)		(.08)
Distributions from net realized gain	—	—		—	—	—		(.76)

Total dividends and/or distributions to shareholders	(.05)	—		(.28)	(.99)	(.23)		(.84)

Net asset value, end of period	$3.66	$3.42		$3.11	$7.51	$6.52		$7.82

Total Return, at Net Asset Value[3]	8.61%	9.97%		(54.57)%	30.23%	(13.79)%		(9.98)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439,204	$457,757		$320,191	$805,066	$729,959		$1,017,895

Average net assets (in thousands)	$410,353	$385,924		$788,007	$729,503	$835,927		$1,140,904

Ratios to average net assets:[4]
Net investment income (loss)	(0.97)%	(0.65)%		2.24%	2.58%	3.10%		2.95%
Total expenses[5]	1.57%	1.68%		1.35%	1.37%	1.47%		1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.19%	1.23%		1.08%	1.13%	1.23%		1.29%

Portfolio turnover rate	38%	51	% [7]	86%[7]	52%[7]	32	% [7]	89%[7,8]

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.84%
Year Ended December 31, 2009	1.96%
Year Ended December 31, 2008	1.61%
Year Ended December 31, 2007	1.61%
Four Months Ended December 31, 2006	1.71%
Year Ended August 31, 2006	1.31%

6.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.46%
Year Ended December 31, 2009	1.51%
Year Ended December 31, 2008	1.34%
Year Ended December 31, 2007	1.37%
Four Months Ended December 31, 2006	1.47%
Year Ended August 31, 2006	1.30%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664

8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS Continued

							Year Ended
				Year Ended December 31,			August 31,
Class B	2010	2009	2008	2007	2006[1]		2006

Per Share Operating Data
Net asset value, beginning of period	$3.40	$3.12	$7.39	$6.43	$7.67		$9.46

Income (loss) from investment operations:
Net investment income (loss)[2]	(.06)	(.04)	.11	.12	.05		.17
Net realized and unrealized gain (loss)	.31	.32	(4.17)	1.75	(1.12)		(1.15)

Total from investment operations	.25	.28	(4.06)	1.87	(1.07)		(.98)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	—	(.21)	(.91)	(.17)		(.05)
Distributions from net realized gain	—	—	—	—	—		(.76)

Total dividends and/or distributions to shareholders	(.02)	—	(.21)	(.91)	(.17)		(.81)

Net asset value, end of period	$3.63	$3.40	$3.12	$7.39	$6.43		$7.67

Total Return, at Net Asset Value[3]	7.48%	8.97%	(54.80)%	29.00%	(14.03)%		(10.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,489	$28,683	$29,455	$77,686	$85,124		$115,174

Average net assets (in thousands)	$23,528	$27,137	$78,128	$76,819	$94,533		$130,837

Ratios to average net assets:[4]
Net investment income (loss)	(1.75)%	(1.40)%	1.40%	1.70%	2.28%		2.05%
Total expenses[5]	2.95%	3.01%	2.22%	2.34%	2.42%		2.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	2.00%	2.01%	1.92%	2.03%	2.05%		2.18%

Portfolio turnover rate	38%	51%[7]	86%[7]	52%[7]	32	% [7]	89%[7,8]

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	3.22%
Year Ended December 31, 2009	3.29%
Year Ended December 31, 2008	2.47%
Year Ended December 31, 2007	2.58%
Four Months Ended December 31, 2006	2.66%
Year Ended August 31, 2006	2.20%

6.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	2.27%
Year Ended December 31, 2009	2.29%
Year Ended December 31, 2008	2.17%
Year Ended December 31, 2007	2.27%
Four Months Ended December 31, 2006	2.29%
Year Ended August 31, 2006	2.19%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664

8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

								Year Ended
					Year Ended December 31,			August 31,
Class C	2010	2009		2008	2007	2006[1]		2006

Per Share Operating Data
Net asset value, beginning of period	$3.35	$3.08		$7.34	$6.40	$7.64		$9.42

Income (loss) from investment operations:
Net investment income (loss)[2]	(.06)	(.04)		.11	.12	.05		.17
Net realized and unrealized gain (loss)	.32	.31		(4.15)	1.74	(1.12)		(1.13)

Total from investment operations	.26	.27		(4.04)	1.86	(1.07)		(.96)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	—		(.22)	(.92)	(.17)		(.06)
Distributions from net realized gain	—	—		—	—	—		(.76)

Total dividends and/or distributions to shareholders	(.03)	—		(.22)	(.92)	(.17)		(.82)

Net asset value, end of period	$3.58	$3.35		$3.08	$7.34	$6.40		$7.64

Total Return, at Net Asset Value[3]	7.74%	8.77%		(54.84)%	29.03%	(14.03)%		(10.59)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,502	$90,170		$72,405	$172,402	$170,180		$245,844

Average net assets (in thousands)	$80,967	$78,974		$177,461	$159,408	$197,628		$261,017

Ratios to average net assets:[4]
Net investment income (loss)	(1.73)%	(1.41)%		1.46%	1.76%	2.30%		2.17%
Total expenses[5]	2.45%	2.59%		2.15%	2.20%	2.28%		2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.96%	1.99%		1.87%	1.96%	2.03%		2.08%

Portfolio turnover rate	38%	51	% [7]	86%[7]	52%[7]	32	% [7]	89%[7,8]

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	2.72%
Year Ended December 31, 2009	2.87%
Year Ended December 31, 2008	2.39%
Year Ended December 31, 2007	2.44%
Four Months Ended December 31, 2006	2.52%
Year Ended August 31, 2006	2.10%

6.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	2.23%
Year Ended December 31, 2009	2.27%
Year Ended December 31, 2008	2.11%
Year Ended December 31, 2007	2.20%
Four Months Ended December 31, 2006	2.27%
Year Ended August 31, 2006	2.09%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664

8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS Continued

						Year Ended
				Year Ended December 31,		August 31,
Class N	2010	2009	2008	2007	2006[1]	2006

Per Share Operating Data
Net asset value, beginning of period	$3.38	$3.08	$7.43	$6.46	$7.74	$9.51

Income (loss) from investment operations:
Net investment income (loss)[2]	(.04)	(.03)	.15	.15	.07	.21
Net realized and unrealized gain (loss)	.32	.33	(4.23)	1.78	(1.14)	(1.15)

Total from investment operations	.28	.30	(4.08)	1.93	(1.07)	(.94)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	—	(.27)	(.96)	(.21)	(.07)
Distributions from net realized gain	—	—	—	—	—	(.76)

Total dividends and/or distributions to shareholders	(.05)	—	(.27)	(.96)	(.21)	(.83)

Net asset value, end of period	$3.61	$3.38	$3.08	$7.43	$6.46	$7.74

Total Return, at Net Asset Value[3]	8.21%	9.74%	(54.74)%	29.77%	(13.89)%	(10.22)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,176	$16,412	$12,219	$22,913	$19,428	$24,106

Average net assets (in thousands)	$16,050	$13,661	$25,985	$20,068	$20,724	$24,867

Ratios to average net assets:[4]
Net investment income (loss)	(1.23)%	(0.89)%	1.94%	2.17%	2.83%	2.59%
Total expenses[5]	2.06%	2.25%	1.72%	1.91%	1.85%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.45%	1.47%	1.39%	1.53%	1.49%	1.66%

Portfolio turnover rate	38%	51%[7]	86%[7]	52%[7]	32%[7]	89%[7,8]

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.53%
Year Ended December 31, 2008	1.97%
Year Ended December 31, 2007	2.15%
Four Months Ended December 31, 2006	2.09%
Year Ended August 31, 2006	1.72%

6.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.72%
Year Ended December 31, 2009	1.75%
Year Ended December 31, 2008	1.64%
Year Ended December 31, 2007	1.77%
Four Months Ended December 31, 2006	1.73%
Year Ended August 31, 2006	1.67%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664

8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
30 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

								Year Ended
					Year Ended December 31,			August 31,
Class Y	2010	2009		2008	2007	2006[1]		2006

Per Share Operating Data
Net asset value, beginning of period	$3.43	$3.11		$7.55	$6.55	$7.88		$9.63

Income (loss) from investment operations:
Net investment income (loss)[2]	(.02)	(.01)		.20	.22	.09		.29
Net realized and unrealized gain (loss)	.33	.33		(4.32)	1.80	(1.15)		(1.18)

Total from investment operations	.31	.32		(4.12)	2.02	(1.06)		(.89)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	—		(.32)	(1.02)	(.27)		(.10)
Distributions from net realized gain	—	—		—	—	—		(.76)

Total dividends and/or distributions to shareholders	(.07)	—		(.32)	(1.02)	(.27)		(.86)

Net asset value, end of period	$3.67	$3.43		$3.11	$7.55	$6.55		$7.88

Total Return, at Net Asset Value[3]	8.99%	10.29%		(54.24)%	30.82%	(13.61)%		(9.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,198,790	$838,122		$364,837	$441,305	$264,593		$327,949

Average net assets (in thousands)	$974,924	$549,032		$500,443	$346,011	$272,831		$255,428

Ratios to average net assets:[4]
Net investment income (loss)	(0.60)%	(0.21)%		2.75%	3.06%	3.67%		3.52%
Total expenses[5]	1.08%	1.01%		0.87%	0.86%	0.89%		0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.81%	0.73%		0.62%	0.62%	0.65%		0.83%

Portfolio turnover rate	38%	51	% [7]	86%[7]	52%[7]	32	% [7]	89%[7,8]

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Ratio including all expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.35%
Year. Ended December 31, 2009	1.29%
Year Ended December 31, 2008	1.13%
Year Ended December 31, 2007	1.10%
Four Months Ended December 31, 2006	1.13%
Year Ended August 31, 2006	0.85%

6.	Ratio including expenses of the wholly-owned subsidiary and indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.08%
Year Ended December 31, 2009	1.01%
Year Ended December 31, 2008	0.88%
Year Ended December 31, 2007	0.86%
Four Months Ended December 31, 2006	0.89%
Year Ended August 31, 2006	0.84%

7.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$39,303,425	$39,062,313
Year Ended December 31, 2008	$1,144,572,727	$1,165,957,394
Year Ended December 31, 2007	$680,590,562	$787,318,530
Four Months Ended December 31, 2006	$642,777,532	$686,348,366
Year Ended August 31, 2006	$4,236,251,723	$4,418,930,664

8.	The portfolio turnover rate including the transfer of securities to RAF Fund Ltd. would have been 119%.
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Commodity Strategy Total Return Fund (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (the “Sub-Adviser”), a wholly-owned subsidiary of the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Investment in RAF Fund Ltd. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager and the Sub-Adviser.
     The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.
     For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2026.
32 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the year ended December 31, 2010, the Subsidiary has a surplus of $93,721,106 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.
Change in Method of Accounting for Cost Basis. Prior to January 1, 2010, realized and unrealized gains and losses related to the Fund’s investment in the Subsidiary were recognized on a cost recovery basis. The staff of the Securities and Exchange Commission recently expressed its preference, in certain public forums, for alternatives to the cost recovery method under U.S. GAAP and suggested that advisers of registered funds evaluate whether the use of this methodology remains appropriate. Following this assessment, the Fund has determined to recognize gains and losses on this investment on an average cost basis. Accordingly, the cost basis of the Fund’s investment in the Subsidiary has been adjusted retroactively to the time at which such investment in the Subsidiary was originally entered into applying an average cost basis.
     The balances for net realized loss and net change in unrealized appreciation/depreciation on the Statements of Changes in Net Assets were restated for 2009 to reflect the change to the average cost method.
Effect of the change to average cost basis on the fiscal years detailed below:

Statements of
Operations/Changes in
Net Assets	2010	2009

Net realized gain (loss)	(12,323,686)	(63,330,667)
Net change in unrealized appreciation/depreciation	12,323,686	63,330,667
The change to the average cost method had no effect on the Fund’s net assets during any period.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.”
33 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions.
34 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
     The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.
Hybrid Instruments. The Fund invests in hybrid instruments whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The hybrid instruments are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event.
Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a hybrid instrument is sold or matures.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$30,000,000
35 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of December 31, 2010 is as follows:

Cost	$7,327,213
Market Value	$74,704
Market Value as a % of Net Assets	Less than 0.005%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
36 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$71,967,160	$—	$612,953,478	$267,625,041

1.	As of December 31, 2010, the Fund had $612,935,307 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2014	$18,442,411
2015	219,621,438
2017	374,871,458

Total	$612,935,307

2.	As of December 31, 2010, the Fund had $18,171 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended December 31, 2010, the Fund utilized $116,771,746 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
37 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Accordingly, the following amounts have been reclassified for December 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Reduction to	Accumulated
Reduction to	Accumulated Net	Net Realized Loss
Paid-in Capital	Investment Loss	on Investments

$14,772	$32,943	$18,171
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Distributions paid from:
Ordinary income	$29,300,132	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,061,887,967

Gross unrealized appreciation	$99,859,531
Gross unrealized depreciation	(367,484,572)

Net unrealized depreciation	$(267,625,041)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ
38 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
39 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	49,753,091	$164,102,495	87,654,271	$266,943,838
Dividends and/or distributions reinvested	1,527,251	5,559,193	—	—
Redeemed	(65,007,099)	(210,561,080)	(56,658,586)	(173,510,670)

Net increase (decrease)	(13,726,757)	$(40,899,392)	30,995,685	$93,433,168

Class B
Sold	1,923,851	$6,351,831	2,868,738	$8,733,352
Dividends and/or distributions reinvested	39,268	141,759	—	—
Redeemed	(3,941,785)	(12,763,565)	(3,877,941)	(11,659,383)

Net decrease	(1,978,666)	$(6,269,975)	(1,009,203)	$(2,926,031)

Class C
Sold	6,830,561	$22,128,897	11,769,031	$35,279,446
Dividends and/or distributions reinvested	163,767	583,012	—	—
Redeemed	(9,730,678)	(31,269,795)	(8,419,935)	(25,224,614)

Net increase (decrease)	(2,736,350)	$(8,557,886)	3,349,096	$10,054,832

Class N
Sold	2,155,915	$6,982,940	2,936,957	$8,847,540
Dividends and/or distributions reinvested	56,627	203,291	—	—
Redeemed	(2,032,911)	(6,566,594)	(2,043,202)	(6,177,639)

Net increase	179,631	$619,637	893,755	$2,669,901

Class Y
Sold	155,299,139	$510,492,938	184,430,530	$570,013,642
Dividends and/or distributions reinvested	5,559,337	20,291,580	—	—
Redeemed	(78,282,118)	(251,817,272)	(57,454,454)	(170,114,266)

Net increase	82,576,358	$278,967,246	126,976,076	$399,899,376

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$137,000,000	$172,881,112
U.S. government and government agency obligations	109,070,899	13,017,000
40 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.500%
Next $200 million	0.450
Next $200 million	0.425
Next $200 million	0.400
Over $800 million	0.375
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2010, the Fund paid $3,944,370 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that
41 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$3,171,331
Class C	5,007,460
Class N	579,941
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 31, 2010	$168,538	$5,112	$48,538	$18,220	$3,560
Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Manager unless the Manager first obtains the prior approval of the Fund’s Board of Trustees for such termination. During the year ended December 31, 2010, the Manager waived $3,296,388.
42 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended December 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$433,864
Class B	160,013
Class C	184,625
Class N	55,665
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $760,305 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended December 31, 2010, the Manager voluntarily reimbursed the Fund $10,101 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Restricted Securities
As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
As of December 31, 2010, the Fund had no securities on loan.
43 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
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8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Commodity Strategy Total Return Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Commodity Strategy Total Return Fund, including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Commodity Strategy Total Return Fund for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Commodity Strategy Total Return Fund as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 18, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2010 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2010 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2010, the maximum amount allowable but not less than $2,253,205 or 7.7% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement and sub-advisory agreement (the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Real Asset Management, Inc., (the “Sub-Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s and Sub-Adviser’s services, (ii) the investment performance of the Fund, the Manager and the Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates and the Sub-Adviser, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from their relationships with the Fund. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s and Sub-Adviser’s key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager and Sub-Adviser are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and
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state securities laws for the sale of the Fund’s shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s and Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Kevin Baum, Robert Baker, and Carol Wolf, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and Sub-Adviser’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreements.
     Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Manager and Sub-Adviser provided information on the investment performance of the Fund and the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load commodities funds. The Board noted that the Fund’s one-year, three-year, and five-year performance was below its peer group median although its ten-year performance was equal to its peer group median. The Board considered that the independent consultant does not have a performance universe for retail front-end load specialty diversified equity funds that, like the Fund, specialize in commodities. The Board considered the Manager’s assertion that the independent consultant’s performance information does not offer a good performance measurement for the Fund, since the funds in the performance universe do not invest in the same types of securities. The Board then considered that the Fund underperformed its benchmark index for each of the applicable periods considered by the Board. The Board considered the Manager’s assertion that volatility and contango in futures for energy contracts, especially in crude oil, throughout most of 2009 negatively impacted
49 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued
the Fund. The Board also considered the Manager’s assertion that, in December 2008, the Fund shifted the collateral management from the Core Plus Team to the Money Market Team, and that the latter is taking a more conservative approach to investing the Fund’s cash positions. The Board took note of the Fund’s recent improved performance, which had ranked in the third quintile of its performance universe for the year-to-date and one-year period ended April 30, 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load commodities funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were higher than its expense group median; however, the Board considered the Manager’s assertion that the three other funds in the Fund’s expense group invest in different securities and thus provide a poor comparison to the Fund. The Board also noted that the Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Manager by its subsidiary, RAF Fund, Ltd.
     Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the fee paid to the Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s and Sub-Adviser’s profitability from their relationships with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Manager and the Sub-Adviser, the Board considered information that was provided regarding the direct and indirect benefits the Manager and the Sub-Adviser receive as a result of their relationships with the Fund, including the fee paid to the Sub-Adviser, compensation paid to the Manager’s affiliates and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements
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(soft dollar arrangements). The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 1998) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1997) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in
53 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1997) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial
54 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

F. William Marshall, Jr., Continued	Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non- Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baker, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Baum, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Kevin Baum, Vice President (since 2000) and Portfolio Manager (since 1999) Age: 40	Senior Vice President of the Manager (since May 2009); Vice President of the Manager (October 2000-April 2009); a Chartered Financial Analyst. A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Robert Baker, Vice President and Portfolio Manager (since 2007) Age: 36	Vice President and Senior Portfolio Manager of the Manager (since May 2007); a Chartered Financial Analyst; Assistant Vice President and Senior Research Analyst of the Manager (January 2004-May 2007); Analyst of the Manager (February 2001-December 2003). A portfolio manager and officer of 1 portfolio in the OppenheimerFunds complex.

Carol Wolf, Vice President and Portfolio Manager (since 2008) Age: 59	Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management Corporation (since June 2003); Vice President of the Manager (June 1990-June 2000). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
56 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND®

Manager	OppenheimerFunds, Inc.

Sub-Adviser	Oppenheimer Real Asset Management, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
57 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Financial Statements for RAF Fund Ltd. (the “Subsidiary”) for the Year Ended December 31, 2010

59	Statement of Investments

63	Statement of Assets and Liabilities

64	Statement of Operations

65	Statements of Changes in Net Assets

66	Notes to Financial Statements

78	Independent Auditor’s Report
58 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS December 31, 2010

	Principal
	Amount	Value

Asset-Backed Securities—0.0%
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[1,2] (Cost $82,949)	$239,840	$28,781

U.S. Government Obligations—44.6%
U.S. Treasury Bills:
0.127%, 1/13/11	20,000,000	19,999,833
0.185%, 7/28/11	3,000,000	2,996,790
0.25%, 9/22/11[3]	11,000,000	10,983,192
0.243% 10/20/11	5,000,000	4,991,140
0.259%, 11/17/11	10,000,000	9,979,240
U.S. Treasury Nts.:
0.375%, 8/31/12-10/31/12	9,700,000	9,674,717
0.625%, 7/31/12	8,000,000	8,023,088
0.75%, 5/31/12	6,550,000	6,582,272
0.75%, 11/30/11[3]	5,700,000	5,723,381
0.875%, 5/31/11-1/31/12	12,000,000	12,064,803
0.875%, 1/31/11-2/28/11[3]	17,700,000	17,717,223
1%, 7/31/11-8/31/11	5,475,000	5,501,412
1%, 9/30/11-10/31/11[3]	10,950,000	11,015,406
1.125%, 1/15/12[3]	10,500,000	10,585,722
1.375%, 5/15/12-3/15/13	15,500,000	15,726,297
1.375%, 2/15/12-11/15/12[3]	11,000,000	11,151,934
1.75%, 11/15/11-4/15/13	10,000,000	10,204,890
4.25%, 1/15/11	3,425,000	3,429,816
4.75%, 3/31/11[3]	5,500,000	5,560,803
4.875%, 5/31/11	2,000,000	2,038,516
5%, 2/15/11-8/15/11	5,100,000	5,236,359
5.125%, 6/30/11[3]	1,500,000	1,536,621

Total U.S. Government Obligations (Cost $190,430,919)		190,723,455

Short-Term Notes—47.6%
Federal Home Loan Bank:
0.001%, 1/3/11	76,830,000	76,829,996
0.02%, 1/4/11	10,000,000	9,999,842
0.07%, 1/26/11	10,000,000	9,998,299
0.08%, 1/5/11	9,000,000	8,999,818
0.08%, 1/21/11	1,000,000	999,908
0.09%, 1/14/11	5,000,000	4,999,624
0.09%, 1/19/11	2,200,000	2,199,754
0.13%, 1/10/11	2,000,000	1,999,935
0.15%, 1/12/11	4,200,000	4,199,788
0.15%, 2/4/11	1,600,000	1,599,743
0.16%, 2/2/11	2,000,000	1,999,716
0.16%, 3/2/11	2,000,000	1,999,710
0.16%, 3/23/11	6,000,000	5,998,812
0.17%, 4/11/11	3,500,000	3,499,048
0.18%, 4/27/11	8,500,000	8,497,306
59 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Short-Term Notes Continued
Federal Home Loan Bank: Continued
0.18%, 5/4/11	$8,500,000	$8,496,575
0.19%, 3/18/11	5,500,000	5,498,983
0.19%, 5/13/11	1,000,000	999,234
0.19%, 4/13/11	5,000,000	4,998,610
0.19%, 4/15/11	3,000,000	2,999,151
0.19%, 4/29/11	8,000,000	7,997,424
0.21%, 5/25/11	3,000,000	2,998,581
0.21%, 6/3/11	8,850,000	8,844,433
0.21%, 6/15/11	3,000,000	2,997,963
0.21%, 3/11/11	4,600,000	4,599,232
0.21%, 6/17/11	7,000,000	6,995,191
0.24%, 6/1/11	2,000,000	1,998,753

Total Short-Term Notes (Cost $203,225,315)		203,245,429

	Expiration	Strike
	Date	Price	Contracts

Options Purchased—0.2%
Corn Futures, 3/14/11 Call[4]	2/28/11	$630	287	570,413
Corn Futures, 3/14/11 Put[4]	2/28/11	510	287	57,400

Total Options Purchased (Cost $632,064)				627,813

	Shares

Investment Company—8.2%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[5,6] (Cost $35,085,280)	35,085,280	35,085,280

Total Investments, at Value (Cost $429,456,527)	100.6%	429,710,758
Liabilities in Excess of Other Assets	(0.6)	(2,363,365)

Net Assets	100.0%	$427,347,393

Footnotes to Statement of Investments

1.	Issue is in default. See Note 1 of the accompanying Notes.

2.	Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $28,781, which represents 0.01% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Date	Cost	Value	Depreciation

NC Finance Trust, Collateralized Mtg.
Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	8/10/10	$82,949	$28,781	$54,168
3.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $63,078,311. See Note 4 of the accompanying Notes.
60 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

4.	Non-income producing security.

5.	Interest rate is less than 0.0005%.

6.	Rate shown is the 7-day yield as of December 31, 2010.
The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of December 31, 2010. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

Oppenheimer Institutional Money
Market Fund, Cl. E	208,630,000	493,560,000	702,190,000	—

Income

Oppenheimer Institutional Money Market Fund, Cl. E	$216,639
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3 –
	Level 1 –	Level 2 –	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$28,781	$—	$28,781
U.S. Government Obligations	—	190,723,455	—	190,723,455
Short-Term Notes	—	203,245,429	—	203,245,429
Options Purchased	627,813	—	—	627,813
Investment Company	35,085,280	—	—	35,085,280

Total Investments, at Value	35,713,093	393,997,665	—	429,710,758

Other Financial Instruments:
Futures margins	385,248,813	—	—	385,248,813

Total Assets	$420,961,906	$393,997,665	$—	$814,959,571

Liabilities Table
Other Financial Instruments:
Futures margins	$(368,075,328)	$—	$—	$(368,075,328)
Appreciated options written, at value	(91,481)	—	—	(91,481)

Total Liabilities	$(368,166,809)	$—	$—	$(368,166,809)

61 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of December 31, 2010 are as follows:

		Unrealized	Percentage of
		Appreciation	Fund Net
Contract Description	Buy/Sell	(Depreciation)	Assets

Agriculture	Buy	$6,095,532	1.43%
Energy	Buy	19,418,136	4.54
Energy	Sell	(363,259)	(0.09)
Industrial Metals	Buy	120,707	0.03
Industrial Metals	Sell	(198,752)	(0.05)
Livestock	Buy	2,884,681	0.68
Livestock	Sell	(740,832)	(0.17)
Precious Metals	Buy	581,144	0.14
Softs	Buy	7,705,983	1.80

		$35,503,340	8.31%

Written Options as of December 31, 2010 are as follows:

		Number of	Exercise	Expiration	Premiums		Unrealized
Description	Type	Contracts	Price	Date	Received	Value	Appreciation

Corn Futures	Put	287	$530	2/18/11	$436,693	$(91,481)	$345,212
See accompanying Notes to Financial Statements.
62 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value (cost $429,456,527)—see accompanying statement of investments	$429,710,758
Receivables and other assets:
Futures margins	385,248,813
Interest and dividends	619,093
Other	868

Total assets	815,579,532

Liabilities
Appreciated options written, at value (premiums received $436,693)	91,481
Payables and other liabilities:
Futures margins	368,075,328
Investments purchased	19,999,833
Other	65,497

Total liabilities	388,232,139

Net Assets	$427,347,393

Composition of Net Assets
Par value of shares of beneficial interest	$40,000
Additional paid-in capital	457,240,539
Accumulated net investment income	34,816,320
Accumulated net realized loss on investments	(100,852,249)
Net unrealized appreciation on investments	36,102,783

Net Assets—applicable to 4,000,000 shares of beneficial interest outstanding	$427,347,393

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$106.84
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income
Dividends:
Unaffiliated companies	$126
Affiliated companies (net of foreign withholding taxes of $12,746)	216,639
Interest	875,867

Total investment income	1,092,632

Expenses
Management fees	3,297,649
Directors’ compensation	15,454
Custodian fees and expenses	2,030
Other	40,500

Total expenses	3,355,633
Less waivers and reimbursements of expenses	(109,294)

Net expenses	3,246,339

Net Investment Loss	(2,153,707)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	(1,192,928)
Closing and expiration of option contracts written	1,684,856
Closing and expiration of futures contracts	92,518,380
Increase from payment by affiliate	4,983

Net realized gain	93,015,291
Net change in unrealized appreciation/depreciation on:
Investments	202,605
Futures contracts	1,698,279
Option contracts written	345,212

Net change in unrealized appreciation/depreciation	2,246,096

Net Increase in Net Assets Resulting from Operations	$93,107,680

See accompanying Notes to Financial Statements.
64 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009

Operations
Net investment loss	$(2,153,707)	$(275,594)
Net realized gain	93,015,291	8,997,447
Net change in unrealized appreciation/depreciation	2,246,096	53,097,234

Net increase in net assets resulting from operations	93,107,680	61,819,087

Capital Transactions
Net increase (decrease) in net assets resulting from capital transactions	(17,000,000)	62,997,457

Net Assets
Total increase	76,107,680	124,816,544
Beginning of period	351,239,713	226,423,169

End of period (including accumulated net investment income of $34,816,320 and $36,970,027, respectively)	$427,347,393	$351,239,713

See accompanying Notes to Financial Statements.
65 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
RAF Fund Ltd. (the “Fund”) is organized as a Cayman Islands Company Limited by Shares. The Fund intends to carry on the business of an investment company and to acquire, invest in and hold by way of investment, sell and deal in commodities and interests therein including futures contracts, options and forward contracts, shares, stocks, call options, put options, debenture stock, bonds, obligations, certificates of deposit, bills of exchange and securities of all kinds. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Sub-Adviser is Oppenheimer Real Asset Management, Inc. (“ORAMI” or the “Sub-Adviser”), a wholly-owned subsidiary of the Manager. As of December 31, 2010, 100% of the Fund was owned by Oppenheimer Commodity Strategy Total Return Fund (“OCSTRF”). The Manager is also the investment adviser of OCSTRF and ORAMI is also the Sub-Adviser of OCSTRF.
     The beneficial interest of each investor in the Fund is represented by units of participating shares. The Fund’s directors may further designate classes of participating shares and series within each class. As of December 31, 2010, the directors have not designated classes or series of outstanding participating shares. During the year ended December 31, 2010, all income, profits, losses and expenses, if any, of the Fund were allocated pro rata to all participating shares of the Fund. Issuance of additional participating shares is at the discretion of the Fund’s directors.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued
66 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers
67 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
or underlying obligors subsequently default. Information concerning securities in default as of December 31, 2010 is as follows:

Cost	$82,949
Market Value	$28,781
Market Value as a % of Net Assets	0.01%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Income Taxes. The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2026. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, if any, are declared and paid annually from the Fund’s tax basis earnings and profits. Distributions are recorded on ex-dividend date.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate
68 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Capital Transactions
The Fund has authorized 5,000,000 participating shares of $0.01 par value per share. The Fund issued 4,000,000 participating shares for $500,000 on August 15, 2006 in conjunction with OCSTRF’s initial capitalization of the Fund. All subsequent capital contributions and withdrawals did not have participating shares associated with the transaction.
Capital transactions were as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Contributions	$60,000,000	$117,997,457
Withdrawals	(77,000,000)	(55,000,000)

Net increase (decrease)	$(17,000,000)	$62,997,457

3. Expenses
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	1.00%
Next $200 million	0.90
Next $200 million	0.85
Next $200 million	0.80
Over $800 million	0.75
69 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
3. Expenses Continued
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a fee in monthly installments, based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.500%
Next $200 million	0.450
Next $200 million	0.425
Next $200 million	0.400
Over $800 million	0.375
The Fund shall bear all fees and expenses related to the business and affairs of the Fund, including among others, directors’ fees, audit fees, custodian fees and expenses in connection with the purchase and sale of securities and other Fund assets.
Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $109,294 for management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended December 31, 2010, the Manager voluntarily reimbursed the Fund $4,983 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
4. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
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Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
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RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counter-parties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
Valuations of derivative instruments as of December 31, 2010 are as follows:

Asset Derivatives				Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Commodity contracts	Futures margins	$385,248,813	*	Futures margins	$368,075,328	*
Commodity contracts				Appreciated options written, at value	91,481
Commodity contracts	Investments, at value	627,813	**

Total		$385,876,626			$368,166,809

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
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The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investments from	Closing and	Closing and
	unaffiliated companies	expiration of	expiration of
Derivatives Not Accounted	(including premiums on	option contracts	futures
for as Hedging Instruments	options exercised)*	written	contracts	Total

Commodity contracts	$(1,267,354)	$1,684,856	$92,518,839	$92,936,341
Equity contracts	—	—	(459)	(459)

Total	$(1,267,354)	$1,684,856	$92,518,380	$92,935,882

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted		Option contracts	Futures
for as Hedging Instruments	Investments*	written	contracts	Total

Commodity contracts	$(4,251)	$345,212	$1,698,279	$2,039,240

*	Includes purchased option contracts and purchased swaption contracts, if any.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.
     The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.
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RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
4. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.
     During the year ended December 31, 2010, the Fund had an average market value of $1,040,134,154 and $67,225,534 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
     The Fund has purchased put options on individual commodities to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased call options on individual commodities to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended December 31, 2010, the Fund had an average market value of $61,677 and $77,196 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
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     The Fund has written put options on individual commodities to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on individual commodities to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended December 31, 2010, the Fund had an average market value of $175,231 and $79,696 on written call options and written put options, respectively. Written option activity for the year ended December 31, 2010 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of December 31, 2009	—	$—	—	$—
Options written	1,246	779,340	3,566	1,876,756
Options closed or expired	(803)	(483,002)	(2,830)	(1,293,976)

Options exercised	(443)	(296,338)	(449)	(146,087)
Options outstanding as of December 31, 2010	—	$—	287	$436,693

5. Restricted Securities
As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Financial Highlights
The following represents the total return of the Fund for the year ended December 31, 2010. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Year Ended December 31, 2010	15.38%
Year Ended December 31, 2009	9.42%
Year Ended December 31, 2008	(75.33)%
Year Ended December 31, 2007	80.70%
Four Months Ended December 31, 2006[1]	(15.18)%
Period Ended August 31, 2006[2]	(2.47)%
The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:
75 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

RAF FUND LTD. (the “SUBSIDIARY”)
NOTES TO FINANCIAL STATEMENTS Continued
6. Financial Highlights Continued

					Four
					Months	Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended	Ended
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,	August 31,
	2010	2009	2008	2007	2006[1]	2006[2]

Ratios to average net assets:
Net investment income (loss)	(0.62)%	(0.11)%	4.22%	4.41%	4.47%	4.45%
Total expenses	0.97%[3]	0.99%[3]	0.96%	0.97%	0.99%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.94%	0.93%	0.96%	0.97%	0.99%	0.84%

1.	The Fund changed its fiscal year end from August 31 to December 31.

2.	For the period from August 15, 2006 (commencement of operations) through August 31, 2006.

3.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.00%
Year Ended December 31, 2009	1.05%
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation
76 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 18, 2011, the date the financial statements were available to be issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
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RAF FUND LTD. (the “SUBSIDIARY”)
INDEPENDENT AUDITORS’ REPORT
The Board of Directors and Shareholders of RAF Fund Ltd.:
We have audited the accompanying statement of assets and liabilities of RAF Fund Ltd., including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of RAF Fund Ltd. for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RAF Fund Ltd. as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 18, 2011
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
79 | OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $45,000 in fiscal 2010 and $45,000 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $11,900 in fiscal 2010 and $13,850 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2)100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $354,800 in fiscal 2010 and $283,390 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority,

upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	02/08/2011